EXHIBIT 99


                          Certification
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      (18 U.S.C. Sec. 1350)
      With Respect to the Standex International Corporation
                   Annual Report on Form 10-K
             For the Fiscal Year Ended June 30, 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Standex International Corporation, a Delaware corporation (the "Company") does hereby certify that:

    1. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
    2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 19, 2002          /s/  Edward J. Trainor
                                Edward J. Trainor
                                Chairman of the Board/
                                Chief Executive Officer

Dated:  August 19, 2002         /s/  Christian Storch
                                Christian Storch
                                Vice President/
                                Chief Financial Officer